ANNUAL STATEMENT OF COMPLIANCE
of
K-STAR ASSET MANAGEMENT LLC

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, Elizabeth Luther, as Chief Operating Officer of K-Star Asset Management LLC, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in her capacity as an officer and not in her individual capacity, as follows:

1.
A review of the Special Servicer’s activities during the calendar year 2025 (the “Reporting Period”) and of its performance under the Servicing Agreement has been made under the undersigned officer’s supervision; and
2.
To the best of the undersigned officer’s knowledge, based on such review, the Special Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the Reporting Period.

Dated: February 1, 2026

K-Star Asset Management LLC

/s/ Elizabeth Luther

Elizabeth Luther

Chief Operating Officer

Schedule I

Depositor	Public Name of Securitization
Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates Series 2021-BNK38
Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates Series 2024-5YR5
Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2019-C3 Commercial Mortgage Pass-Through Certificates Series 2019-C3
Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2020-C6 Commercial Mortgage Pass-Through Certificates Series 2020-C6
Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2021-C9 Commercial Mortgage Pass-Through Certificates Series 2021-C9
Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2022-C14 Commercial Mortgage Pass-Through Certificates Series 2022-C14
Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2023-C19 Commercial Mortgage Pass-Through Certificates Series 2023-C19
Citigroup Commercial Mortgage Securities Inc.	Commercial Mortgage Pass-Through Certificates Series 2018-B3
Citigroup Commercial Mortgage Securities Inc.	Benchmark 2018-B6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2018-B6
Citigroup Commercial Mortgage Securities Inc.	Benchmark 2019-B12 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2019-B12

Depositor	Public Name of Securitization
J.P. Morgan Chase Commercial Mortgage Securities Corp.	Benchmark 2019-B14 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2019-B14
J.P. Morgan Chase Commercial Mortgage Securities Corp.	Benchmark 2020-B17 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2020-B17
Citigroup Commercial Mortgage Securities Inc.	Benchmark 2021-B27 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2021-B27
GS Mortgage Securities Corporation II	Benchmark 2022-B33 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-B33
J.P. Morgan Chase Commercial Mortgage Securities Corp.	Benchmark 2022-B36 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2022-B36
Citigroup Commercial Mortgage Securities Inc.	Benchmark 2023-B39 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-B39
Citigroup Commercial Mortgage Securities Inc.	Benchmark 2023-V4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2023-V4
Citigroup Commercial Mortgage Securities Inc.	Benchmark 2024-V7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2024-V7
Citigroup Commercial Mortgage Securities Inc.	Benchmark 2024-V12 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2024-V12
BMO Commercial Mortgage Securities LLC	BMO 2022-C3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2022-C-3
Wells Fargo Commercial Mortgage Securities, Inc.	BX Commercial Mortgage Trust 2021-IRON, Commercial Mortgage Pass-Through Certificates Series 2021-IRON
Morgan Stanley Capital I Inc.	BX Trust 2021-LGCY Commercial Mortgage Pass-Through Certificates Series 2021-LGCY

Depositor	Public Name of Securitization
GS Mortgage Securities Corporation II	BX Trust 2021-RISE Commercial Mortgage Pass-Through Certificates Series 2021-RISE
Morgan Stanley Capital I Inc.	BX Trust 2021-SDMF Commercial Mortgage Pass-Through Certificates Series 2021-SDMF
Citigroup Commercial Mortgage Securities Inc.	Commercial Mortgage Pass-Through Certificates Series 2017-CD3
CCRE Commercial Mortgage Securities, L.P.	CF 2019-CF3 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2019-CF3
Citigroup Commercial Mortgage Securities Inc.	Commercial Mortgage Pass-Through Certificates Series 2018-C6
GS Mortgage Securities Corporation II	CRSNT Trust 2021-MOON Commercial Mortgage Pass-Through Certificates Series 2021-MOON
Deutsche Mortgage & Asset Receiving Corporation	DBJPM 2017-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2017-C6
GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2017-GS6 Commercial Mortgage Pass-Through Certificates Series 2017-GS6
GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2017-GS8 Commercial Mortgage Pass-Through Certificates Series 2017-GS8
GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2019-GC38 Commercial Mortgage Pass-Through Certificates Series 2019-GC38

Depositor	Public Name of Securitization
GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2019-GC42 Commercial Mortgage Pass-Through Certificates Series 2019-GC42
GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2020-GC45 Commercial Mortgage Pass-Through Certificates Series 2020-GC45
GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2020-UPTN Commercial Mortgage Pass-Through Certificates Series 2020-UPTN
GS Mortgage Securities Corporation II	Hawaii Hotel Trust 2019-MAUI Commercial Mortgage Pass-Through Certificates Series 2019-MAUI
GS Mortgage Securities Corporation II	Benchmark 2024-V12 Mortgage Trust Commercial Mortgage Pass-Through Certificates
J.P. Morgan Chase Commercial Mortgage Securities Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-ACB Commercial Mortgage Pass-Through Certificates Series 2022-ACB
J.P. Morgan Chase Commercial Mortgage Securities Corp.	JPMDB Commercial Mortgage Securities Trust 2017-C7 Commercial Mortgage Pass-Through Certificates Series 2017-C7
J.P. Morgan Chase Commercial Mortgage Securities Corp.	LBA Trust 2024-7IND Commercial Mortgage Pass-Through Certificates, Series 2024-7IND
J.P. Morgan Chase Commercial Mortgage Securities Corp.	FS Trust 2024-HULA Commercial Mortgage Pass-Through Certificates, Series 2024-HULA

Depositor	Public Name of Securitization
Ladder Capital Commercial Mortgage Securities LLC	LCCM 2017-LC26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2017-LC26
Morgan Stanley Capital I Inc.	Morgan Stanley Capital I Trust 2018-L1 Commercial Mortgage Pass-Through Certificates Series 2018-L1
Morgan Stanley Capital I Inc.	Morgan Stanley Capital I Trust 2019-H6 Commercial Mortgage Pass-Through Certificates Series 2019-H6
Morgan Stanley Capital I Inc.	Morgan Stanley Capital I Trust 2020-HR8 Commercial Mortgage Pass-Through Certificates Series 2020-HR8
Wells Fargo Commercial Mortgage Securities, Inc.	One New York Plaza Trust 2020-1NYP Commercial Mortgage Pass-Through Certificates Series 2020-1NYP
GS Mortgage Securities Corporation II	RLGH Trust 2021-TROT Commercial Mortgage Pass-Through Certificates Series 2021-TROT
GS Mortgage Securities Corporation II	SOHO Trust 2021-SOHO Commercial Mortgage Pass-Through Certificates Series 2021-SOHO
UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-C5
UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2018-C12
UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2018-C15
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2018-C43
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2018-C47

Depositor	Public Name of Securitization
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2019-C49
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2019-C53
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2020-C56
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2020-C57
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass Through Certificates Series 2021-C60
KKR Real Estate Finance Manager LLC	KREF 2021-FL2 LTD.
KKR Real Estate Finance Manager LLC	KREF 2022-FL3 Ltd.
GS Mortgage Securities Corporation II	BX Trust 2025-DIME Commercial Mortgage Pass-Through Certificates, Series 2025-DIME
J.P. Morgan Chase Commercial Mortgage Securities Corp.	Commercial Mortgage Pass-Through Certificates Series 2025-5YR13
Citigroup Commercial Mortgage Securities Inc.	Hawaii Hotel Trust 2025-MAUI Commercial Mortgage Pass-Through Certificates, Series 2025-MAUI
J.P. Morgan Chase Commercial Mortgage Securities Corp.	Commercial Mortgage Pass-Through Certificates Series 2025-BNK50
Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2025-5C36 Commercial Mortgage Pass-Through Certificates Series 2025-5C36
Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2025-5YR18